EQUITY	6 Months Ended
Jun. 30, 2025
Equity [Abstract]
EQUITY

NOTE 8 – EQUITY

As of June 30, 2025 and December 31, 2024, there were 14,987,474 and 13,600,519 Ordinary Shares issued and outstanding. The change in outstanding shares are due to the issuance of ordinary shares under the at the market offering as described in Note 11. There are 1,386,955 shares issued through ATM as of June 30, 2025 and the Company has received net proceeds around $6.56 million.